SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    27-Oct-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   27-Oct-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-Oct-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated       27-Oct-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           27-Oct-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate              Int
  A-1    625,000,000    613,440,743   10,931,957       1.49500%          815,195
  A-2    277,000,000    268,277,004    5,267,428       1.49000%          355,318
  A-3    100,000,000    96,850,904     1,901,598       1.43000%          123,108
 A-IO-1  465,930,000    455,034,423        0           6.88000%        3,000,272
 A-IO-2 1,149,000,000  1,054,000,000       0           0.00000%             0
 A-IO-S 1,200,000,050  1,179,134,507       0           0.16294%          160,111
  M-1    69,000,000     69,000,000         0           1.92000%          117,760
  M-2    45,000,000     45,000,000         0           3.02000%          120,800
  M-3    18,000,000     18,000,000         0           3.32000%          53,120
  B-1    36,000,000     36,000,000         0           5.12000%          163,840
  B-2    18,000,000     18,000,000         0           5.12000%          81,920
  B-3    12,000,000     12,000,000         0           5.62000%          59,947
   X    1,200,000,050  1,179,134,507       0           1.49000%             0
   R         50              0             0           1.12000%             0
 Total  1,200,000,050  1,176,568,651  18,100,983       0.00000%        5,051,391

 Class       Loss        Total Dist    Int Short        End Bal
  A-1        N/A        11,747,152         0         602,508,785
  A-2        N/A         5,622,746         0         263,009,577
  A-3        N/A         2,024,707         0          94,949,306
 A-IO-1      N/A         3,000,272         0         446,617,465
 A-IO-2      N/A             0             0        1,009,000,000
 A-IO-S      N/A          160,111          0        1,163,618,576
  M-1        0.00         117,760          0          69,000,000
  M-2        0.00         120,800          0          45,000,000
  M-3        0.00         53,120           0          18,000,000
  B-1        0.00         163,840          0          36,000,000
  B-2        0.00         81,920           0          18,000,000
  B-3        0.00         59,947           0          12,000,000
   X         N/A             0             0        1,163,618,576
   R         N/A             0             0              0
 Total       0.00       23,152,374         0        1,158,467,668


AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1    22541Q DP 4    17.49113139   1.30431134     18.79544274
  A-2    22541Q DQ 2    19.01598415   1.28273643     20.29872058
  A-3    22541Q DR 0    19.01598410   1.23108260     20.24706670
 A-IO-1  22541Q DS 8    0.00000000    6.43931940      6.43931940
 A-IO-2  22541Q DT 6    0.00000000    0.00000000      0.00000000
 A-IO-S  22541Q KJ 0    0.00000000    0.13342612      0.13342612
  M-1    22541Q DV 1    0.00000000    1.70666667      1.70666667
  M-2    22541Q DW 9    0.00000000    2.68444444      2.68444444
  M-3    22541Q DX 7    0.00000000    2.95111111      2.95111111
  B-1    22541Q DY 5    0.00000000    4.55111111      4.55111111
  B-2    22541Q DZ 2    0.00000000    4.55111111      4.55111111
  B-3    22541Q EA 6    0.00000000    4.99555583      4.99555583
   X     22541Q EB 4    0.00000000    0.00000000      0.00000000
   R     22541Q DU 3    0.00000000    0.00000000      0.00000000
 Total      0.00        0.00000000    0.00000000      0.00000000

           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    964.01405666
  A-2    0.00000000    949.49305632
  A-3    0.00000000    949.49305630
 A-IO-1  0.00000000    958.55056651
 A-IO-2  0.00000000    878.15491732
 A-IO-S  0.00000002    969.68210662
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    969.68210662
   R     0.00000000     0.00000000
 Total   0.00000000     0.00000000
                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         738,400,085 440,734,422      1,179,134,507
     Sched Prin               590,570     358,135            948,704
     Prepays (Incls Curts)  8,780,164   5,787,062         14,567,226
     Net Liq Proceeds               0           0                  0
     Loan Purchase Price            0           0                  0
     Total Prin Remit       9,370,733   6,145,197         15,515,930
     Net Realized Loss              0           0                  0
Ending Balance            729,029,352 434,589,225      1,163,618,576
Ending Count                    5,511       2,640              8,151

Aggregate End Coll Bal    729,029,352 434,589,225      1,163,618,576

Ending Overcollateralization Amount                     5,150,908.79

Prefunding Account:
Beginning Balance          36,083,234   5,085,068         41,168,302
Subsequent Transfer        36,083,234   5,085,068         41,168,302
Added to available cert             0           0                  0
Amount in Prefund Acct              0           0                  0

Interest Distributions:
Sched Int-Net Serv Fee      4,555,542   2,713,203          7,268,744
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            4,555,542   2,713,203          7,268,744
Capitalized Interest Account:
Beginning Balance                                                 (0)
less: Cap Int Require               0           0                  0
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                                    (0)

Servicing Fee                 203,814     127,380            331,195
Trustee Fee                     1,661         992              2,653
Credit Risk Manager Fe         10,153       6,060             16,213
LPMI                            7,519       3,813             11,332
Dividend Rewards                    0           0                  0
Excess Servicing Fee          103,852      56,259            160,111
FSA Premium                         0       4,843              4,843

Current Advances as of determination date                    939,251
Outstanding Advances  (end of prior calendar month)          518,165
*Reflects Advances from Ocwen only.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        99            13,036,132     14               1,900,510
Grp 2        48             6,640,717      8                 955,409
Total        147           19,676,850     22               2,855,920
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         3               258,451
Grp 2         1               298,990
Total         4               557,442
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       5,511         729,029,352
Grp 2       2,640         434,589,225
Total       8,151       1,163,618,576

        Foreclosure
Grp 1       Count              Balance
Grp 2         4               537,276
Total         3               542,087
              7             1,079,363
        Bankruptcy
            Count              Balance
Grp 1         9             1,040,124
Grp 2         4               553,162
Total        13             1,593,286

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                  71
Prin Bal of Loans for which Prepay Prems were collected   12,336,722
Current amount of Prepayment Premiums                        391,408

Current Delinquency Rate (60+days)                         0.52302%
Rolling Three Month Delinquency Rate (60+days)             0.29157%

Number of Loans Repurchased                                      0
Principal Balance of Loans Repurchased                           0
Realized Losses incurred during the related Due Period           0
Cumulative Realized Losses since Startup Day                     0

Weighted Average Term to Maturity of Mortgage Loans            346
Weighted Average Gross Coupon of Mortgage Loans            7.74596%
Weighted Average Net Coupon of Mortgage Loans              7.21522%

Aggregate number of Mortgage Loans in the pool               8,151
Insured Payment on Class As                                   0.00

Senior Enhancement Percentage                            17.00958%

Net Excess Spread                                         2.92194%

Deposit to Basis Risk Reserve Fund                              0
Basis Risk Reserve Fund Balance                             5,000

Interest Rate Cap Account
        Beginning Balance                                       0
        Deposits                                                0
        Withdrawals                                             0
        Ending Balance                                          0

Target Amount for the preceding Distribution Date      15,434,145


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee